May 5, 2010

GLOBAL ALPHA FUND

Supplement to Prospectus
dated March 1, 2010

     The following information supplements the information contained in the sections of the fund’s Prospectus entitled “Fund Summary-Portfolio Management” and “Fund Details-Management”:

     On May 3, 2010, Vassilis Dagioglu became a co-primary portfolio manager for the Fund. Mr. Dagioglu is a Managing Director at Mellon Capital Management Corporation, an affiliate of Dreyfus, where he has been employed since 1999. He currently co-manages a team of portfolio managers implementing Mellon Capital’s global asset allocation strategies and is responsible for the design and implementation of global portfolio management analytical systems.